                                                                    EXHIBIT 99.1


                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-6

Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements to be transferred to the Trust on December 23, 1999 and February 8, 2000. The information below includes the Subsequent Contracts described in the Prospectus Supplement dated November 16, 1999 to the Prospectus dated November 16, 1999. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

          GEOGRAPHICAL DISTRIBUTION OF ALL SUBSEQUENT CONTRACT OBLIGORS

                                                AGGREGATE     % OF CONTRACT
                                                PRINCIPAL        POOL BY
                                                 BALANCE       OUTSTANDING
                              NUMBER OF        OUTSTANDING      PRINCIPAL
                           CONTRACTS AS OF     AS OF CUT-     BALANCE AS OF
                            CUT-OFF DATE        OFF DATE      CUT-OFF DATE
                           ---------------   ---------------  -------------
Alabama.................          497        $ 16,609,647.36      7.57%
Alaska..................            1              25,218.00      0.01
Arizona.................          120           4,445,446.84      2.03
Arkansas................          140           4,445,362.44      2.03
California..............          226           9,112,336.86      4.15
Colorado................          115           4,626,699.03      2.11
Connecticut.............            3              98,295.18      0.04
Delaware................           25             573,469.36      0.26
Florida.................          349          13,202,259.96      6.02
Georgia.................          391          15,018,933.72      6.85
Idaho...................           34           1,307,245.89      0.60
Illinois................           70           2,138,709.38      0.98
Indiana.................          148           4,295,695.32      1.96
Iowa....................           79           2,503,727.57      1.14
Kansas..................           79           2,518,894.11      1.15
Kentucky................          132           3,668,445.12      1.67
Louisiana...............          107           3,174,793.43      1.45
Maine ..................           27             932,823.52      0.43
Maryland................           27             790,667.81      0.36
Massachusetts...........            2              74,193.71      0.03
Michigan................          280          10,270,036.42      4.68
Minnesota...............           90           2,903,353.90      1.32
Mississippi.............          170           5,666,345.10      2.58
Missouri................          158           4,667,388.99      2.13
Montana.................           39           1,214,850.00      0.55
Nebraska................           27             805,742.53      0.37
Nevada..................           57           2,849,828.23      1.30
New Hampshire...........           38           1,328,024.06      0.61
New Jersey..............            7             242,518.33      0.11
New Mexico..............           90           3,208,722.50      1.46
New York................           87           3,185,799.50      1.45
North Carolina..........          647          23,128,347.03     10.55
North Dakota............           19             709,445.25      0.32
Ohio....................          130           3,615,949.59      1.65
Oklahoma................          143           5,558,332.60      2.53
Oregon..................           63           2,809,347.08      1.28
Pennsylvania............           95           3,043,860.12      1.39
Rhode Island............            2              86,741.68      0.04
South Carolina..........          339          13,171,279.72      6.01
South Dakota............           39           1,568,733.66      0.72
Tennessee...............          199           6,550,708.11      2.99
Texas...................          470          18,792,231.46      8.57
Utah....................           14             657,294.53      0.30
Vermont.................           11             372,160.45      0.17
Virginia................          115           3,458,856.61      1.58
Washington..............           94           4,335,545.74      1.98
West Virginia...........           73           1,999,309.86      0.91
Wisconsin...............           60           1,827,234.85      0.83
Wyoming.................           41           1,723,401.59      0.79
                               ------        ---------------    ------
**Totals................        6,169        $219,314,254.10    100.00%
                               ======        ===============    ======

                YEARS OF ORIGINATION OF ALL SUBSEQUENT CONTRACTS

                                                                                               % OF CONTRACT POOL BY
                                                          AGGREGATE PRINCIPAL                  OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS              BALANCE OUTSTANDING                      BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE                       CUT OFF DATE
----------------------   -------------------              -------------------                  ---------------------
1998....................            1                     $     60,813.43                               .03%
1999....................        6,153                      218,619,821.70                             99.68
2000....................           15                          633,618.97                               .29
                                -----                     ---------------                            ------
   Total................        6,169                     $219,314,254.10                            100.00%
                                =====                     ===============                            ======


(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

                 DISTRIBUTION OF ALL SUBSEQUENT CONTRACT AMOUNTS

                                                                                                           % OF CONTRACT POOL BY
                                                                        AGGREGATE                          OUTSTANDING PRINCIPAL
    ORIGINAL CONTRACT           NUMBER OF CONTRACTS                 BALANCE OUTSTANDING                        BALANCE AS OF
 AMOUNT (IN DOLLARS)(1)         AS OF CUT-OFF DATE                   AS OF CUT-OFF DATE                          CUT-OFF DATE
-----------------------         -------------------                 --------------------                    ---------------------
    Less than $10,000.00....            255                          $  2,010,325.43                                  .92%
    Between $10,000.00 and
     $19,999.99.............          1,015                            15,576,139.45                                 7.10
    Between $20,000.00 and
     $29,999.99.............          1,372                            34,569,478.36                                15.76
    Between $30,000.00 and
     $39,999.99.............          1,362                            47,291,736.75                                21.56
    Between $40,000.00 and
     $49,999.99.............            906                            40,450,757.07                                18.44
    Between $50,000.00 and
     $59,999.99.............            658                            36,043,212.77                                16.43
    Between $60,000.00 and
     $69,999.99.............            361                            23,197,544.98                                10.58
    Between $70,000.00 and
     $79,999.99.............            135                             9,980,940.22                                 4.55
    Between $80,000.00 and
     $89,999.99.............             48                             3,982,542.11                                 1.82
    Between $90,000.00 and
     $99,999.99.............             24                             2,274,817.87                                 1.04
    Between $100,000.00 and
     $109,999.99............             13                             1,351,945.84                                  .62
    Between $110,000.00 and
     $119,999.99............              7                               802,142.97                                  .37
    Between $120,000.00 and
     $129,999.99............              4                               495,450.76                                  .23
    Between $130,000.00 and
     $139,999.99............              3                               404,386.56                                  .18
    Between $140,000.00 and
     $149,999.99............              5                               732,239.52                                  .33
    Between $150,000.00 and
     $159,999.99............              1                               150,593.44                                  .07
                                      -----                          ---------------                               ------
       Total................          6,169                          $219,314,254.10                               100.00%
                                      =====                          ===============                               ======

--------
(1) The largest original Contract amount is $150,593.44, which represents .07% of the aggregate principal balance of the Subsequent Contracts as of the Cut-off Date.

                         DISTRIBUTION OF ALL SUBSEQUENT
                        LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                               AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
                                 NUMBER OF CONTRACTS           BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)          AS OF CUT-OFF DATE            AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
------------------------         -------------------           -------------------           --------------------------
Less than 61%................           164                     $  3,605,281.29                       1.64%
   61% to 65%................            64                        1,883,591.98                        .86
   66% to 70%................            80                        2,361,803.35                       1.08
   71% to 75%................           108                        3,553,552.64                       1.62
   76% to 80%................           486                       16,101,929.14                       7.34
   81% to 85%................           335                       10,860,880.64                       4.95
   86% to 90%................         1,968                       75,939,082.54                      34.63
   91% to 95%................         2,041                       76,158,041.96                      34.73
     Over 95%................           923                       28,850,090.56                      13.15
                                      -----                     ---------------                     ------
   Total.....................         6,169                     $219,314,254.10                     100.00%
                                      =====                     ===============                     ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                          ALL SUBSEQUENT CONTRACT RATES

                                                           AGGREGATE PRINCIPAL            % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS        BALANCE OUTSTANDING            OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE         AS OF CUT-OFF DATE           BALANCE AS OF CUT-OFF DATE
 ---------------------          -------------------        -------------------          --------------------------
 5.00001% to  6.00000%.......             2                $    158,086.90                         .07%
 6.00001% to  7.00000%.......             0                            .00                         .00
 7.00001% to  8.00000%.......            56                   4,060,092.35                        1.85
 8.00001% to  9.00000%.......           125                   7,877,845.82                        3.59
 9.00001% to 10.00000%.......           511                  25,921,371.05                       11.82
10.00001% to 11.00000%.......           880                  40,494,124.50                       18.46
11.00001% to 12.00000%.......         1,149                  44,947,946.02                       20.49
12.00001% to 13.00000%.......         1,299                  41,401,700.79                       18.88
13.00001% to 14.00000%.......           846                  26,085,829.89                       11.89
14.00001% to 15.00000%.......           757                  17,503,119.47                        7.98
15.00001% to 16.00000%.......           319                   6,944,079.45                        3.17
16.00001% to 17.00000%.......           146                   2,673,309.88                        1.22
Over 17.00000%...............            79                   1,246,747.98                         .57
                                      -----                ---------------                      ------
   Total.....................         6,169                $219,314,254.10                      100.00%
                                      =====                ===============                      ======

            REMAINING MONTHS TO MATURITY OF ALL SUBSEQUENT CONTRACTS

                                                                AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
    MONTHS REMAINING                NUMBER OF CONTRACTS         BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE          AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
   ------------------               -------------------         -------------------           --------------------------
Less than 31.................                1                 $      9,504.81                           .00%
   31 to  60.................              140                    1,373,042.96                           .63
   61 to  90.................              129                    1,670,193.01                           .76
   91 to 120.................              489                    7,689,581.16                          3.51
  121 to 150.................              105                    2,014,377.17                           .92
  151 to 180.................              776                   17,158,529.64                          7.82
  181 to 210.................                4                      109,171.60                           .05
  211 to 240.................              850                   24,107,404.43                         10.99
  241 to 270.................                1                       22,395.06                           .01
  271 to 300.................              624                   21,328,196.49                          9.72
  301 to 330.................                4                      242,783.76                           .11
  331 to 360.................            3,046                  143,589,074.01                         65.47
                                         -----                 ---------------                        ------
   Total.....................            6,169                 $219,314,254.10                        100.00%
                                         =====                 ===============                        ======

Set forth below is information regarding the combined pool of Initial, Additional and Subsequent Contracts transferred to the Trust on November 16, 1999, December 23, 1999 and February 8, 2000. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

                   GEOGRAPHICAL DISTRIBUTION OF INITIAL AND
                         SUBSEQUENT CONTRACT OBLIGORS

                                                AGGREGATE      % OF CONTRACT
                                                PRINCIPAL         POOL BY
                                                 BALANCE        OUTSTANDING
                              NUMBER OF        OUTSTANDING       PRINCIPAL
                           CONTRACTS AS OF     AS OF CUT-      BALANCE AS OF
                            CUT-OFF DATE        OFF DATE       CUT-OFF DATE
                           ---------------  ---------------    -------------
Alabama.................          1,652     $ 56,809,913.98        5.68%
Alaska..................              2           99,454.18        0.01
Arizona.................            497       21,258,632.63        2.13
Arkansas................            474       15,312,026.59        1.53
California..............            772       34,086,647.26        3.41
Colorado................            419       21,874,527.25        2.19
Connecticut.............             13          393,508.01        0.04
Delaware................            120        4,860,944.74        0.49
Florida.................          1,411       65,107,226.29        6.51
Georgia.................          1,452       61,229,875.09        6.12
Idaho...................            130        6,648,976.44        0.66
Illinois................            320       11,971,365.69        1.20
Indiana.................            681       30,486,662.53        3.05
Iowa....................            263       10,236,722.47        1.02
Kansas..................            288       11,622,181.96        1.16
Kentucky................            603       23,604,846.49        2.36
Louisiana...............            420       14,372,600.18        1.44
Maine ..................            162        9,004,910.16        0.90
Maryland................             99        3,279,399.28        0.33
Massachusetts...........             22          881,346.44        0.09
Michigan................          1,329       71,691,285.06        7.17
Minnesota...............            393       14,612,392.57        1.46
Mississippi.............            592       19,883,934.64        1.99
Missouri................            659       22,794,364.19        2.28
Montana.................            151        6,552,157.41        0.66
Nebraska................             93        3,958,415.11        0.40
Nevada..................            223       12,110,803.38        1.21
New Hampshire...........            148        6,381,282.95        0.64
New Jersey..............             13          373,128.82        0.04
New Mexico..............            336       13,516,385.44        1.35
New York................            318       13,702,518.30        1.37
North Carolina..........          2,265      100,459,343.13       10.05
North Dakota............             76        2,817,911.28        0.28
Ohio....................            643       28,213,561.66        2.82
Oklahoma................            530       20,539,379.49        2.05
Oregon..................            294       19,871,221.31        1.99
Pennsylvania............            381       14,865,447.99        1.49
Rhode Island............              6          213,489.92        0.02
South Carolina..........          1,059       45,383,542.92        4.54
South Dakota............            127        4,826,612.64        0.48
Tennessee...............            735       27,209,476.21        2.72
Texas...................          1,693       69,893,338.89        6.99
Utah....................             70        4,308,069.19        0.43
Vermont.................             97        5,176,915.60        0.52
Virginia................            474       18,559,519.85        1.86
Washington..............            394       26,529,581.80        2.65
West Virginia...........            270        9,413,436.35        0.94
Wisconsin...............            200        6,982,710.40        0.70
Wyoming.................            123        6,001,369.77        0.60
Non-U.S. Based..........              1           15,187.00        0.00
                                 ------     ---------------      ------
**Totals................         23,493     $999,998,550.93      100.00%
                                 ======     ===============      ======

---------------
*   Indicates an amount greater than zero but less than .05%.

           YEARS OF ORIGINATION OF INITIAL AND SUBSEQUENT CONTRACTS

                                                                                               % OF CONTRACT POOL BY
                                                          AGGREGATE PRINCIPAL                  OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS              BALANCE OUTSTANDING                      BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE                       CUT OFF DATE
----------------------   -------------------              -------------------                  ---------------------
1988....................          828                      $   8,003,113.25                               .80%
1989....................            0                                   .00                               .00
1990....................            0                                   .00                               .00
1991....................            0                                   .00                               .00
1992....................            0                                   .00                               .00
1993....................            0                                   .00                               .00
1994....................            1                             61,247.78                               .01
1995....................            0                                   .00                               .00
1996....................            2                             53,564.22                               .01
1997....................            2                             84,573.76                               .01
1998....................           72                          4,275,537.27                               .43
1999....................       22,573                        986,886,895.68                             98.69
2000....................           15                            633,618.97                               .06
                               ------                      ----------------                            ------
   Total................       23,493                      $ 999,998,550.93                            100.00%
                               ======                      ================                            ======

*   Indicates an amount greater than zero but less than .05%.

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

                        DISTRIBUTION OF ORIGINAL INITIAL
                        AND SUBSEQUENT CONTRACT AMOUNTS

                                                                                                           % OF CONTRACT POOL BY
                                                                    AGGREGATE PRINCIPAL                    OUTSTANDING PRINCIPAL
    ORIGINAL CONTRACT           NUMBER OF CONTRACTS                 BALANCE OUTSTANDING                        BALANCE AS OF
 AMOUNT (IN DOLLARS)(1)U        AS OF CUT-OFF DATE                   AS OF CUT-OFF DATE                          CUT-OFF DATE
------------------------        -------------------                 --------------------                    ---------------------
    Less than $10,000.00....            779                        $    6,044,504.70                                  .60%
    Between $10,000.00 and
     $19,999.99.............          3,377                            47,752,916.09                                 4.78
    Between $20,000.00 and
     $29,999.99.............          4,366                           106,497,054.62                                10.65
    Between $30,000.00 and
     $39,999.99.............          4,550                           157,202,547.74                                15.72
    Between $40,000.00 and
     $49,999.99.............          2,980                           132,921,240.77                                13.29
    Between $50,000.00 and
     $59,999.99.............          2,414                           132,381,826.07                                13.24
    Between $60,000.00 and
     $69,999.99.............          1,683                           108,814,760.58                                10.88
    Between $70,000.00 and
     $79,999.99.............          1,078                            80,477,339.02                                 8.05
    Between $80,000.00 and
     $89,999.99.............            785                            66,489,307.48                                 6.65
    Between $90,000.00 and
     $99,999.99.............            587                            55,622,032.14                                 5.56
    Between $100,000.00 and
     $109,999.99............            338                            35,232,278.75                                 3.52
    Between $110,000.00 and
     $119,999.99............            219                            25,084,213.38                                 2.51
    Between $120,000.00 and
     $129,999.99............            168                            20,868,952.96                                 2.09
    Between $130,000.00 and
     $139,999.99............             88                            11,787,633.26                                 1.18
    Between $140,000.00 and
     $149,999.99............             37                             5,326,114.30                                  .53
    Between $150,000.00 and
     $159,999.99............             17                             2,607.813.96                                  .26
    Between $160,000.00 and
     $169,999.99............             11                             1,818,764.77                                  .18
    Between $170,000.00 and
     $179,999.99............              3                               523,518.33                                  .05
    Between $180,000.00 and
     $189,999.99............              4                               737,183.89                                  .07
    Between $190,000.00 and
     $199,999.99............              6                             1,169,645.14                                  .12
    Between $200,000.00 and
     $249,999.99............              3                               638,902.98                                  .06
                                     ------                        -----------------                               ------
       Total................         23,493                        $  999,998,550.93                               100.00%
                                     ======                        =================                               ======

--------
(1) The largest original Contract amount is $218,639.83, which represents .02% of the aggregate principal balance of the Initial and Subsequent Contracts as of the Cut-off Date.

                        DISTRIBUTION OF ORIGINAL INITIAL
               AND SUBSEQUENT LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                               AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
                                 NUMBER OF CONTRACTS           BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)          AS OF CUT-OFF DATE            AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
------------------------         -------------------           -------------------           --------------------------
Less than 61%................           779                    $   29,254,288.86                       2.93%
   61% to 65%................           282                        12,788,410.82                       1.28
   66% to 70%................           429                        20,306,563.46                       2.03
   71% to 75%................           593                        29,069,688.56                       2.91
   76% to 80%................         2,029                        84,401,724.06                       8.44
   81% to 85%................         1,584                        72,870,473.29                       7.29
   86% to 90%................         7,963                       345,847,992.84                      34.58
   91% to 95%................         7,200                       317,346,850.00                      31.73
     Over 95%................         2,634                        88,112,559.04                       8.81
                                     ------                    -----------------                     ------
   Total.....................        23,493                    $  999,998,550.93                     100.00%
                                     ======                    =================                     ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                      INITIAL AND SUBSEQUENT CONTRACT RATES

                                                           AGGREGATE PRINCIPAL            % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS        BALANCE OUTSTANDING            OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE         AS OF CUT-OFF DATE           BALANCE AS OF CUT-OFF DATE
 ---------------------          -------------------        -------------------          --------------------------
 0.00000% to  5.00000%.......             5                $      507,049.17                        .05%
 5.00001% to  6.00000%.......            14                     1,301,345.91                        .13
 6.00001% to  7.00000%.......           228                    20,169,092.60                       2.02
 7.00001% to  8.00000%.......         2,215                   181,842,044.43                      18.18
 8.00001% to  9.00000%.......         1,344                   100,532,033.50                      10.05
 9.00001% to 10.00000%.......         2,529                   139,625,203.48                      13.96
10.00001% to 11.00000%.......         3,124                   146,493,350.50                      14.65
11.00001% to 12.00000%.......         3,560                   136,473,364.23                      13.65
12.00001% to 13.00000%.......         4,173                   122,040,994.78                      12.20
13.00001% to 14.00000%.......         2,704                    74,781,964.39                       7.48
14.00001% to 15.00000%.......         2,207                    49,548,096.65                       4.95
15.00001% to 16.00000%.......           809                    17,310,559.17                       1.73
16.00001% to 17.00000%.......           386                     6,612,828.46                        .66
Over 17.00000%                          195                     2,760,623.66                        .28
                                     ------                -----------------                     ------
   Total.....................        23,493                $  999,998,550.93                     100.00%
                                     ======                =================                     ======

        REMAINING MONTHS TO MATURITY OF INITIAL AND SUBSEQUENT CONTRACTS

                                                                AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
    MONTHS REMAINING                NUMBER OF CONTRACTS         BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE          AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
   ------------------               -------------------         -------------------           --------------------------
Less than 31.................                59                  $      109,484.59                           .01%
   31 to  60.................             1,047                       9,027,332.09                           .90
   61 to  90.................               387                       5,082,399.45                           .51
   91 to 120.................             1,569                      24,863,626.58                          2.49
  121 to 150.................               283                       5,629,230.15                           .56
  151 to 180.................             2,363                      54,155,886.82                          5.42
  181 to 210.................                22                         696,759.19                           .07
  211 to 240.................             2,665                      79,723,964.17                          7.97
  241 to 270.................                13                         552,222.99                           .06
  271 to 300.................             1,861                      65,205,918.58                          6.52
  301 to 330.................                16                         980,223.38                           .10
  331 to 360.................            13,208                     753,971,502.94                         75.40
                                         ------                  -----------------                        ------
   Total.....................            23,493                  $  999,998,550.93                        100.00%
                                         ======                  =================                        ======


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